LICENSE AGREEMENT

THIS LICENSE AGREEMENT (this “Agreement”) effective as of January 29, 2016, (the “EFFECTIVE DATE”), is entered into between Los Angeles Biomedical Research Institute at Harbor-UCLA Medical Center (hereinafter “LABIOMED”), a charitable corporation of California, having an address at 1124 West Carson Street, Torrance, California 90502, and Creative Medical Technologies, Inc., a Nevada corporation (“LICENSEE”), having a place of business at 2017 W. Peoria Ave., Phoenix, AZ 85029.

BACKGROUND

A.

LABIOMED, by virtue of its role as a publicly funded research institution, carries out scientific research through its faculty, staff and students and is committed to bringing the results of that research into widespread use to the extent it is permitted to do so by its agreements with sponsors of research, and by the provisions of 35 USC §§200212 and 37 CFR §401 et seq. and regulations pertaining thereto.

B.

LABIOMED is owner by assignment from Yanhe Lue, Ronald S. Swerdloff, Peter Yiwen Liu, Krista Erkkila, Christina Wang (hereinafter, “INVENTOR(S)”) of the entire right, title and interest in the PATENT RIGHTS (as hereinafter defined).

C.

LABIOMED has the authority to issue licenses under PATENT RIGHTS.

D.

LICENSEE wishes to obtain an exclusive license under the PATENT RIGHTS.

E.

LICENSEE is prepared and intends to diligently develop the invention and to bring products to market which are subject to this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereby agree as follows:

1.

DEFINITIONS

For purposes of this Agreement, the terms defined in this Section 1 shall have the respective meanings set forth below:

1.1

“AFFILIATE” means any person, corporation, company, partnership, joint venture and/or firm which controls, is controlled by or is under common control with LICENSEE.  As used in this Section “control” means (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management policies of such non-corporate entities. Unless otherwise specified, the term LICENSEE includes AFFILIATES.

1.2

“BIOLOGICAL MATERIALS” means the materials, if any, supplied by LABIOMED, together with any progeny, mutants, or derivatives thereof (whether supplied by LABIOMED or created by LICENSEE and/or any SUBLICENSEE(s) thereof).

1.3

“COMMERCIALIZE” or “COMMERCIALIZATION” means to manufacture for sale, market, promote, distribute, and sell and to continue to make available to the public.

1.4

“COMMERCIALLY REASONABLE EFFORTS” means: (a) with respect to DEVELOPMENT of a LICENSED PRODUCT for which marketing or regulatory approval is required, the efforts and expenditures required to obtain regulatory approval that is comparable to a biotechnology or pharmaceutical company for a product of similar potential, and with respect to LICENSED PRODUCTS which do not require marketing or regulatory approval, the efforts and expenditures required to make the product ready for commercial release to the end user, and (b) with respect to COMMERCIALIZATION of the LICENSED PRODUCTS, efforts and expenditures that are comparable in the intended marketplace to those used for products that are of similar commercial potential.

1.5

“COMPOSITION PRODUCT” means a composition of matter which is specifically identified in a VALID CLAIM or that the manufacture, use, sale, offer for sale or importation of which would constitute, but for the grant of a license under the PATENT RIGHTS, an infringement of any VALID CLAIM.

1.6

“DEVELOP” or “DEVELOPMENT” means to conduct any and all research and development activities necessary to obtain regulatory approval or to make the product ready for commercial release to the end user.

1.7

“EXEMPT ROUTE” means the regulatory pathway of a 510(k) exempt route as generally understood under the US Food and Drug Administration rules and regulations.

1.8

“FIELD” means  all fields of use.

1.9

“IDENTIFIED PRODUCT” means  a product identified by a LICENSED METHOD and not covered by a VALID CLAIM.”

1.10

“IND ROUTE” means the regulatory pathway of either therapeutic treatment as generally understood under the US Food and Drug Administration rules and regulations

1.11

“LICENSED METHOD” means any method that is claimed in the PATENT RIGHTS and/or the use of which would constitute, but for the grant of a license under the PATENT RIGHTS, an infringement of any VALID CLAIM.

1.12

“LICENSED PRODUCT” means: (i) a COMPOSITION PRODUCT, METHOD PRODUCT or SERVICE, and/or (ii) any IDENTIFIED PRODUCT  any product constituting or incorporating, in whole or in part, one or more BIOLOGICAL MATERIALS.

1.13

“METHOD PRODUCT” means any product that is produced according to or through the use of a LICENSED METHOD.

1.14

“NET SALES” means the amount billed, invoiced, or received (whichever occurs first) for sales, leases, or other transfers of LICENSED PRODUCTS, less the following that are actually allowed and taken with respect to the applicable LICENSED PRODUCTS:

(a)

customary trade, quantity or cash discounts;

(b)

amounts repaid or credited by reason of rejection or return;

(c)

to the extent separately stated on purchase orders, invoices, or other documents of sale, taxes levied on and/or other governmental charges made as to production, sale, transportation, delivery or use and paid by or on behalf of LICENSEE or SUBLICENSEES; and

(d)

reasonable charges for delivery or transportation provided by third parties, if separately stated.

NET SALES also includes the fair market value of any non-cash consideration received by LICENSEE or SUBLICENSEES for the sale, lease or transfer of LICENSED PRODUCTS. Fair market value will be calculated as of the time of transfer of such non-cash consideration to LICENSEE or SUBLICENSEES.

1.15

“NON-COMMERCIAL RESEARCH PURPOSES” means the use of PATENT RIGHTS and/or PROPERTY RIGHTS for non-commercial research or other not-for-profit scholarly purposes.

1.16

“NON-ROYALTY SUBLICENSE INCOME” means SUBLICENSE issue fees, SUBLICENSE maintenance fees, SUBLICENSE milestone payments, and similar non-royalty payments made by SUBLICENSEES to LICENSEE on account of SUBLICENSES pursuant to this Agreement.

1.17

“PATENT RIGHTS” means (i) United States patent application 14/508,763, (ii) any U.S. or foreign patent or patent application that is a divisional, continuation, reissue, renewal, reexamination, substitution or extension of at least one of the patents and patent applications identified in (i), and (iii) any claim of a continuation-in-part application or patent, which claim is entitled to the priority date of at least one of the patents or patent applications identified in (i).

1.18

“PROPERTY RIGHTS” means LABIOMED’s rights to the BIOLOGICAL MATERIALS.

1.19

“SERVICE” means the use of a COMPOSITION PRODUCT or METHOD PRODUCT, IDENTIFIED PRODUCT, or performance of a LICENSED METHOD by LICENSEE and/or its SUBLICENSEES on a “for-fee” basis for any third party.

1.20

“SUBLICENSE” means a grant by LICENSEE to a third party (the “SUBLICENSEE”) of a license within the FIELD under the PATENT RIGHTS and/or PROPERTY RIGHTS, to exercise some or all of the rights granted to LICENSEE in accordance with the terms of this Agreement.

1.21

“TERRITORY” means the United States, its territories, and possessions.

1.22

“VALID CLAIM” means (a) a pending claim of a patent application within the PATENT RIGHTS, which (i) has been asserted in good faith, and (ii) has not been abandoned or finally rejected without the possibility of appeal or refiling; or (b) a claim of an issued or granted and unexpired patent within the PATENT RIGHTS, which has not been held unenforceable, unpatentable or invalid by a decision of a court or governmental body of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, which has not been rendered unenforceable through disclaimer or otherwise, which has not been abandoned, or which has not been lost through an interference proceeding.

1.23

The terms “35 USC §§200-212” and “37 CFR §401” include all amendments to those statutes.

1.24

The terms “sold” and “sell” include, without limitation, leases and other transfers and similar transactions.

2.

LICENSE

2.1

LABIOMED hereby grants to LICENSEE, and LICENSEE hereby accepts, an exclusive license in the TERRITORY under the PATENT RIGHTS and PROPERTY RIGHTS (with the right to grant sublicenses under the PATENT RIGHTS and PROPERTY RIGHTS solely as set forth in Section 2.4) to use the BIOLOGICAL MATERIALS and to make, use, sell, offer for sale and import LICENSED PRODUCTS for use in the FIELD.

2.2

LABIOMED reserves the right (i) to make and use, and grant to others non-exclusive licenses to make and use for NON-COMMERCIAL RESEARCH PURPOSES the subject matter described and claimed in PATENT RIGHTS and PROPERTY RIGHTS, and (ii) to provide the BIOLOGICAL MATERIALS to others on a non-exclusive basis, and grant others non-exclusive licenses to make and use the BIOLOGICAL MATERIALS, all for NON-COMMERCIAL RESEARCH PURPOSES.

2.3

All rights reserved to the United States Government and others under 35 USC §§200-212 and 37 CFR §401 shall remain and shall in no way be affected by this Agreement.

2.4

LICENSEE shall not grant any SUBLICENSES without LABIOMED’s prior written approval, which approval shall not be unreasonably withheld.  To the extent applicable, SUBLICENSES must include all of the rights of and obligations due to LABIOMED and sponsors of research (which may include, without limitation, the United States Government) contained in this Agreement.  No third party to whom LICENSEE grants a SUBLICENSE may grant further SUBLICENSES or may assign the SUBLICENSE without LABIOMED’s prior written approval.  The LICENSEE shall promptly provide LABIOMED with a copy of each SUBLICENSE issued; collect and guarantee payment of all payments due LABIOMED from SUBLICENSEES; and summarize and deliver all reports due LABIOMED from SUBLICENSEES.  Upon termination of this Agreement for any reason, LABIOMED, at its sole discretion, shall determine whether LICENSEE shall cancel or assign to LABIOMED any and all SUBLICENSES.  The right of LICENSEE to grant SUBLICENSES or shall not survive termination of this Agreement.

2.5

Nothing in this Agreement shall be construed to confer any rights upon LICENSEE by implication, estoppel, or otherwise as to any technology or intellectual property rights of LABIOMED other than the PATENT RIGHTS and PROPERTY RIGHTS, regardless of whether such technology or intellectual property rights shall be dominant or subordinate to any PATENT RIGHTS and PROPERTY RIGHTS.

3.

PERFORMANCE OBLIGATIONS AND MILESTONES

3.1

LICENSEE shall itself, or through its Affiliates or SUBLICENSEES, use COMMERCIALLY REASONABLE EFFORTS to DEVELOP the LICENSED PRODUCTS in the TERRITORY and to COMMERCIALIZE the LICENSED PRODUCT in the TERRITORY.  LICENSEE will undertake such activities at its sole expense and shall provide to LABIOMED reports regarding LICENSEE’s progress within thirty (30) days following the expiration of each calendar year. The LICENSEE may identify and elect to seek the most commercially reasonable route for regulatory approval.

3.2

Without limiting the generality of Section 3.1 above, LICENSEE shall achieve each PERFORMANCE MILESTONE under either clause (A) or (B), depending on which route the LICENSEE has elected to pursue:

A.

If moving forward with EXEMPT ROUTE:

1.

Within 2 years following the EFFECTIVE DATE to initiate human clinical trial of a LICENSED PRODUCT.

2.

Within 4 years following the EFFECTIVE DATE, initiate sales of a LICENSED PRODUCT.

Or

B.

If moving forward with IND ROUTE:

1.

Within 3 years following the EFFECTIVE DATE to initiate Phase I human clinical trial of a LICENSED PRODUCT.

2.

Within 5 years following the EFFECTIVE DATE to initiate Phase II human clinical trial of a LICENSED PRODUCT.

3.

Within 7 years following the EFFECTIVE DATE to initiate Phase III human clinical trial of a LICENSED PRODUCT.

4.

Within 10 years following the EFFECTIVE DATE, initiate sales of a LICENSED PRODUCT.

Each act recited in this Section 3.2 is referred to as a “PERFORMANCE MILESTONE”.

3.3

In the event of failure by LICENSEE to satisfy the obligations in Section 3.1 or to meet a PERFORMANCE MILESTONE, the license grant under Section 2.1 may be terminated or converted to non-exclusive at LABIOMED’s sole discretion.

3.4

LICENSEE agrees that it shall comply with the applicable requirements of 35 U.S.C. § 204 to the extent required in connection with manufacturing LICENSED PRODUCT.

3.5

Within 60 days from signing this Agreement, LICENSEE shall provide to LABIOMED a written research and development plan under which LICENSEE intends to bring the subject matter of the licenses granted hereunder into commercial use upon execution of this Agreement. Such plan includes projections of sales and proposed marketing efforts.

3.6

No later than sixty (60) days after June 30 of each calendar year, LICENSEE shall provide to LABIOMED a written annual Progress Report describing progress on research and development, regulatory approvals, manufacturing, sublicensing, marketing and sales during the most recent twelve (12) month period ending June 30 and plans for the forthcoming year.  If multiple technologies are covered by the license granted hereunder, the Progress Report shall provide the information set forth above for each technology. If progress differs from that anticipated in the plan required under Section 3.5, LICENSEE shall explain the reasons for the difference and propose a modified research and development plan for LABIOMED’s review and approval.  LICENSEE shall also provide any reasonable additional data LABIOMED requires to evaluate LICENSEE’s performance.

4.

FINANCIAL TERMS

4.1

LICENSEE shall pay to LABIOMED a non-cancelable, non-refundable, non-creditable License Issue Royalty in the sum of five thousand dollars ($5,000) within ten (10) days of the EFFECTIVE DATE.

4.2

Commencing with the third anniversary of the EFFECTIVE DATE, and on each subsequent anniversary of the Effective Date, LICENSEE shall pay to LABIOMED a non-refundable License Maintenance Royalty in the sum of twenty-thousand dollars ($20,000).  Such License Maintenance Royalty shall not be due on an anniversary of the EFFECTIVE DATE if during the immediately preceding twelve (12) month period LICENSEE has made royalty payments under Section 4.3 that equals or exceeds fifty-thousand dollars ($50,000).

4.3

LICENSEE shall pay to LABIOMED royalties, with respect to each LICENSED PRODUCT or SERVICE equal to six percent (6%) of NET SALES of such LICENSED PRODUCT or SERVICE by LICENSEE, its AFFILIATES and SUBLICENSEES.

4.4

LICENSEE shall pay to LABIOMED the following milestone payments within thirty (30) days following the first achievement of the applicable milestone:

A.

If moving forward with EXEMPT ROUTE

1.

$250,000 for regulatory approval of a LICENSED PRODUCT.

2.

$250,000 for first commercial sale of a LICENSED PRODUCT.

Or

B.

If moving forward with IND ROUTE

1.

$50,000 for initiation of Phase I of a LICENSED PRODUCT.

2.

$100,000 for initiation of Phase II of a LICENSED PRODUCT.

3.

$150,000 for initiation of Phase III of a LICENSED PRODUCT.

4.

$250,000 for regulatory approval of a LICENSED PRODUCT.

5.

$250,000 for first commercial sale of a LICENSED PRODUCT.

4.5

LICENSEE shall pay to LABIOMED twenty percent (25%) of NON-ROYALTY SUBLICENSE INCOME.

4.6

On the Effective Date, LICENSEE shall issue LABIOMED 50,000 shares of LICENSEE’s common stock (the “SHARES”). In the event of any merger of LICENSEE with or into another corporation (e.g., in connection with a "reverse merger" into a public shell corporation), the SHARES shall be entitled to convert into shares of the surviving corporation or its parent, as applicable, at the most favorable rate of all other outstanding shares of common stock of the LICENSEE.

4.7

LICENSEE shall report to LABIOMED the date of first sale of LICENSED PRODUCTS in each country within thirty (30) days of occurrence.  Within sixty (60) days after the end of each calendar half year ending June 30 and December 31 during the term of this Agreement following the first commercial sale of a LICENSED PRODUCT or receipt by LICENSEE or its AFFILIATES of NON- ROYALTY SUBLICENSE INCOME, LICENSEE shall furnish to LABIOMED a quarterly written Royalty Report showing in reasonably specific detail (i) the number of LICENSED PRODUCTS sold by LICENSEE and/or its SUBLICENSEES in each country; (ii) total billings for such LICENSED PRODUCTS; (iii) an accounting of all LICENSED METHODS used; (iv) deductions applicable to determine the NET SALES; (v) the amount and calculation of NON- ROYALTY SUBLICENSE INCOME for such calendar half year; (vi) the calculation of the royalties, if any, that shall have accrued based upon such NET SALES and NON- ROYALTY SUBLICENSE INCOME, or, if no royalties are due to LABIOMED for any reporting period, the statement that no royalties are due; and (vii) the exchange rates, if any, used in determining the amount of United States dollars.  Such Royalty Report shall be certified as correct by an officer of LICENSEE and shall include a detailed listing of all deductions from royalties. Such officer shall have a reasonable knowledge of, and access to, information on which such report is based.  With respect to sales of LICENSED PRODUCTS invoiced in United States dollars, the gross sales, NET SALES and royalties payable shall be expressed in United States dollars.  With respect to (i) NET SALES invoiced in a currency other than United States dollars and (ii) cash consideration paid in a currency other than United States dollars by SUBLICENSEES hereunder, all such amounts shall be expressed both in the currency in which the distribution is invoiced and in the United States dollar equivalent.  All such reports shall be maintained in confidence by LABIOMED except as required by law; however, LABIOMED may include in its usual reports annual amounts of royalties paid.

4.8

LICENSEE shall pay to LABIOMED with each such Royalty Report the amount of royalty due with respect to such calendar half year.  If multiple technologies are covered by the license granted hereunder, LICENSEE shall specify which PATENT RIGHTS and/or BIOLOGICAL MATERIALS are utilized for each LICENSED PRODUCT included in the Royalty Report.  All payments due hereunder shall be deemed received when funds are credited to LABIOMED’s bank account and shall be payable by check or wire transfer in United States dollars.  If made by wire transfer, such payments shall be marked so as to refer to this Agreement.  Conversion of foreign currency to U.S. dollars shall be made at the conversion rate existing in the United States (as reported in the New York Times or the Wall Street Journal) on the last working day of each royalty period.  No transfer, exchange, collection or other charges shall be deducted from such payments.  Late payments shall be subject to a charge of one and one half percent (1 1/2%) per month, or $250, whichever is greater.

5.

RECORD KEEPING

5.1

LICENSEE shall keep, and shall require its SUBLICENSEES to keep, accurate records (together with supporting documentation) of LICENSED PRODUCTS made, used or sold under this Agreement, appropriate to determine the amount of royalties due to LABIOMED hereunder.  Such records shall be retained for at least three (3) years following the end of the reporting period to which they relate.  LICENSEE and each SUBLICENSEE shall make such records available to LABIOMED during normal business hours for examination by an accountant selected by LABIOMED, for the sole purpose of verifying reports and payments hereunder.  In conducting examinations pursuant to this paragraph, LABIOMED’s accountant shall have access to all records which LABIOMED reasonably believes to be relevant to the calculation of royalties and other payments due under Section 4.

5.2

LABIOMED’s accountant shall not disclose to LABIOMED any information other than information relating to the accuracy of reports and payments made hereunder.

5.3

Such examination by LABIOMED’s accountant shall be at LABIOMED’s expense, except that if such examination shows an underreporting or underpayment in excess of five percent (5%) for any twelve (12) month period, then LICENSEE shall pay the cost of such examination as well as any additional sum that would have been payable to LABIOMED had the LICENSEE reported correctly, plus interest on said sum at the rate of one and one half per cent (1 1/2%) per month.

6.

PATENTS

6.1

Upon execution of this Agreement, LICENSEE shall reimburse LABIOMED for all expenses related to revival of the patent applications under PATENT RIGHTS (provided that reimbursement for such revival costs shall not exceed $1800) and any future patents costs for the review, preparation, filing, prosecution and maintenance of PATENT RIGHTS.  Following execution of this Agreement, LICENSEE shall appoint a competent patent attorney or firm, with LA BIOMED’s express written permission, to file, prosecute and maintain all U.S. and foreign patent applications and patents included within the PATENT RIGHTS. If LICENSEE desires to change patent attorneys or firms, the LICENSEE shall first seek express written permission from LA BIOMED before making any changes to the patent attorney or firm. If at any point LABIOMED deems that LICENSEE’s patent attorney is not competent or LICENSEE does not have a LABIOMED approved patent attorney, all rights to file, prosecute, maintain PATENT RIGHTS shall immediately return to LABIOMED. Furthermore, at all times, LABIOMED shall appoint a patent attorney or firm to review and oversee all matters or proceedings related to patent preparation, filing and prosecution carried out by LICENSEE’s appointed attorney and LICENSEE shall reimburse LABIOMED for all costs incurred by LABIOMED’s appointed attorney upon invoicing from LABIOMED.  Late payment of these invoices shall be subject to interest charges of one and one-half percent (1 1/2%) per month.  LABIOMED shall own all PATENT RIGHTS and LICENSEE shall at all times apply for, to prosecute and to maintain PATENT RIGHTS in LABIOMED’s name in any country, regardless who is carrying out the prosecution. LICENSEE shall consult LABIOMED on each step of the prosecution process and LICENSEE shall incorporate LABIOMED’s comments where reasonably practicable.

6.2

LABIOMED and LICENSEE shall cooperate fully in the preparation, filing, prosecution and maintenance of PATENT RIGHTS and of all patents and patent applications licensed to LICENSEE hereunder, executing all papers and instruments or requiring members of LABIOMED to execute such papers and instruments so as to enable LABIOMED to apply for, to prosecute and to maintain patent applications and patents in LABIOMED’s name in any country.  Each party shall provide to the other prompt notice as to all matters which come to its attention and which may affect the preparation, filing, prosecution or maintenance of any such patent applications or patents.

6.3

LICENSEE may elect to surrender its PATENT RIGHTS in any country upon one-hundred-twenty (120) days written notice to LABIOMED. Such notice shall not relieve LICENSEE from responsibility to reimburse LABIOMED for patent-related expenses incurred prior to the expiration of the one-hundred-twenty (120)-day notice period (or such longer period specified in LICENSEE’s notice).

6.4

Each party shall notify the other party of any substantial infringement in the TERRITORY known to such party of any PATENT RIGHTS and shall provide the other party with the available evidence, if any, of such infringement.  With respect to any PATENT RIGHTS that are exclusively licensed to LICENSEE pursuant to this Agreement, LICENSEE shall have the right to prosecute in its own name and at its own expense any infringement of such patent, so long as such license is exclusive at the time of the commencement of such action.  Before LICENSEE commences an action with respect to any infringement of such patents, LICENSEE shall give careful consideration to the views of LABIOMED and to potential effects on the public interest in making its decision whether or not to sue.  If LICENSEE elects to commence an action as described above, LABIOMED may, to the extent permitted by law, elect to join as a party in that action.  Regardless of whether LABIOMED elects to join as a party, LABIOMED shall cooperate fully with LICENSEE in connection with any such action.  If LABIOMED elects to join as a party, LABIOMED shall jointly control the action with LICENSEE.  LICENSEE shall reimburse LABIOMED for any costs LABIOMED incurs, including reasonable attorneys’ fees, as part of an action brought by LICENSEE, irrespective of whether LABIOMED becomes a co-plaintiff.

6.5

No settlement, consent judgment or other voluntary final disposition of the suit may be entered into without the prior written consent of LABIOMED, which consent shall not be unreasonably withheld.  Recoveries or reimbursements from actions commenced pursuant to Section 6.4 shall first be applied to reimburse LICENSEE and LABIOMED for litigation costs.  Any remaining recoveries or reimbursements shall be shared equally by LICENSEE and LABIOMED.

6.6

If LICENSEE does not, within sixty (60) days of receipt of notice from LABIOMED, abate the infringement or file suit to enforce the PATENT RIGHTS against at least one infringing party in the TERRITORY or otherwise notifies LABIOMED that it elects not to exercise its right to prosecute an infringement of the PATENT RIGHTS, then LABIOMED may do so at its own expense, controlling such action and retaining all recoveries therefrom.  LICENSEE shall cooperate fully with LABIOMED in connection with any such action.  With respect to any such infringement action prosecuted by LABIOMED in good faith, LICENSEE shall pay over to LABIOMED any payments (whether or not designated as “ROYALTIES”) made by the alleged infringer to LICENSEE under any existing or future SUBLICENSE authorizing LICENSED PRODUCTS, up to the amount of LABIOMED’s unreimbursed litigation expenses (including, but not limited to, reasonable attorneys’ fees).

6.7

If a declaratory judgment action is brought naming LICENSEE as a defendant and alleging invalidity of any of the PATENT RIGHTS, LABIOMED may elect, but not obligated to, to take over the sole defense of the action at its own expense.  LICENSEE shall cooperate fully with LABIOMED in connection with any such action

7.

TERMINATION

7.1

Subject to Sections 7.2 and 7.3 below, this Agreement shall expire on the expiration of the last to expire of the patents included in the PATENT RIGHTS.

7.2

LICENSEE may terminate this Agreement, in its sole discretion, upon ninety (90) days prior written notice to LABIOMED.

7.3

LABIOMED may terminate this Agreement as follows:

(a)

If LICENSEE does not make a payment due hereunder and fails to cure such non-payment (including the payment of interest specified herein) within forty-five (45) days after the date of notice in writing of such non-payment by LABIOMED;

(b)

If LICENSEE defaults in its obligations under Section 9 to procure and maintain insurance.

(c)

If LABIOMED determines that the Agreement should be terminated pursuant to Section 3.3.

(d)

If LICENSEE shall become insolvent, shall make an assignment for the benefit of creditors, or shall have a petition in bankruptcy filed for or against it.  Such termination shall be effective immediately upon LABIOMED giving written notice to LICENSEE.

(e)

If an examination by LABIOMED’s accountant pursuant to Section 5 shows an underreporting or underpayment by LICENSEE in excess of 20% for any twelve (12) month period.

(f)

If LICENSEE is convicted of a felony relating to the manufacture, use, or sale of LICENSED PRODUCTS.

(g)

To the extent allowed under applicable law, in the event LICENSEE or any of its AFFILIATES or SUBLICENSEES contests or challenges, or supports or assists any third party to contest or challenge, in any patent office, court, regulatory agency or other forum, LABIOMED’s ownership of or rights in, or the validity, enforceability or scope of, any of the PATENT RIGHTS.

(h)

Except as provided in subparagraphs (a), (b), (c), (d), (e), (f) and (g) above, if LICENSEE defaults in the performance of any obligations under this Agreement and the default has not been remedied within ninety (90) days after the date of notice in writing of such default by LABIOMED.

7.4

Expiration or termination of this Agreement shall not relieve the parties of any obligation accruing prior to such expiration or termination, and the provisions of Sections 5, 7, 8, 9 and 10 shall survive the expiration or termination of this Agreement.  LICENSEE shall provide, in all SUBLICENSES granted by it under this Agreement, that LICENSEE’s interest in such SUBLICENSES shall at LABIOMED’s option terminate or be assigned to LABIOMED upon termination of this Agreement.  Upon termination, LICENSEE shall submit a final Royalty Report to LABIOMED and any royalty payments and unreimbursed patent expenses invoiced by LABIOMED shall become immediately payable.

7.5

Upon termination of this Agreement pursuant to Sections 7.2 or 7.3, whether by LABIOMED or by LICENSEE (a) LICENSEE shall cease all use of the BIOLOGICAL MATERIALS and shall, upon request, return or destroy (at LABIOMED’s option) all BIOLOGICAL MATERIALS under its control or in its possession, and (b) to the extent permitted by the applicable regulatory authority, LICENSEE shall: (i) transfer to LABIOMED all regulatory filings and approvals held by LICENSEE with respect to a LICENSED PRODUCT, and (ii) to the extent subsection (i) is not permitted by the applicable regulatory authority, permit LABIOMED or a subsequent licensee to cross-reference and rely upon any regulatory filings and approvals filed by LICENSEE with respect to a LICENSED PRODUCT.

7.6

LICENSEE’s obligation to pay to LABIOMED royalties due under Section 4.3 on sales of IDENTIFIED PRODUCTS shall survive termination of this Agreement.

8.

WARRANTY

8.1

LABIOMED does not warrant the validity of the PATENT RIGHTS licensed hereunder and makes no representations whatsoever with regard to the scope of the licensed PATENT RIGHTS or PROPERTY RIGHTS or that such PATENT RIGHTS, PROPERTY RIGHTS or BIOLOGICAL MATERIALS may be exploited by LICENSEE or any SUBLICENSEE without infringing other patents.

8.2

LABIOMED EXPRESSLY DISCLAIMS ANY AND ALL IMPLIED OR EXPRESS WARRANTIES AND MAKES NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE PATENT RIGHTS, BIOLOGICAL MATERIALS, OR INFORMATION SUPPLIED BY LABIOMED, LICENSED METHODS OR LICENSED PRODUCTS CONTEMPLATED BY THIS AGREEMENT.  Further, LABIOMED has made no investigation and makes no representation that any BIOLOGICAL MATERIALS supplied by it or the methods used in making or using such materials are free from liability for patent infringement.

8.3

LICENSEE shall not distribute or release the BIOLOGICAL MATERIALS to others except to further the purposes of this Agreement.  LICENSEE shall protect the BIOLOGICAL MATERIALS at least as well as it protects its own valuable tangible personal property and shall take measures to protect the BIOLOGICAL MATERIALS from any claims by third parties including creditors and trustees in bankruptcy.

8.4

LABIOMED SHALL NOT BE LIABLE FOR ANY INDIRECT, CONSEQUENTIAL, SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES, INCLUDING DAMAGES FOR LOST PROFITS OR LOST REVENUES REGARDLESS OF WHETHER IT HAS BEEN INFORMED OF THE POSSIBILITY OR LIKELIHOOD OF SUCH DAMAGES OR THE TYPE OF CLAIM, CONTRACT OR TORT (INCLUDING NEGLIGENCE).

8.5

IN NO EVENT SHALL LABIOMED’S LIABILITY FOR DAMAGES IN CONNECTION WITH THIS AGREEMENT EXCEED THE CAP, REGARDLESS OF WHETHER LABIOMED HAS BEEN INFORMED OF THE POSSIBILITY OR LIKELIHOOD OF SUCH DAMAGES OR THE TYPE OF CLAIM, CONTRACT OR TORT (INCLUDING NEGLIGENCE).  “CAP” means the total amounts paid by LICENSEE to LABIOMED during the six (6) months immediately preceding the event giving rise to the claim.

9.

INDEMNIFICATION

9.1

LICENSEE shall indemnify, defend and hold harmless LABIOMED and its current or former directors, governing board members, trustees, officers, faculty, medical and professional staff, employees, students, and agents and their respective successors, heirs and assigns (collectively, the “INDEMNITEES”), from and against any claim, liability, cost, expense, damage, deficiency, loss, or obligation, of any kind or nature (including, without limitation, reasonable attorneys’ fees and other costs and expenses of litigation) (collectively, “Claims”), based upon, arising out of, or otherwise relating to this Agreement, including without limitation any cause of action relating to product liability.

9.2

LICENSEE shall, at its own expense, provide attorneys reasonably acceptable to LABIOMED to defend against any actions brought or filed against any INDEMNITEE hereunder with respect to the subject of indemnity contained herein, whether or not such actions are rightfully brought.

9.3

Beginning at the time any such product, process or service is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by LICENSEE or by a SUBLICENSEE or agent of LICENSEE, LICENSEE shall, at its sole cost and expense, procure and maintain commercial general liability insurance in amounts not less than $5,000,000 per incident and $5,000,000 annual aggregate and naming the INDEMNITEES as additional insureds.  During clinical trials of any such product, process or service, LICENSEE shall, at its sole cost and expense, procure and maintain commercial general liability insurance in such equal or lesser amount as LABIOMED shall require, naming the INDEMNITEES as additional insureds.  Such commercial general liability insurance shall provide

(a)

product liability coverage and

(b)

broad form contractual liability coverage for LICENSEE’s indemnification under this Agreement.

9.4

LICENSEE shall, at its sole cost and expense, procure and maintain professional liability insurance in amounts not less than (a) if the LICENSED PRODUCTS are only in pre-clinical development, then $1,000,000 per incident and $3,000,000 annual aggregate, (b) if the LICENSED PRODUCTS are the subject of a clinical trial, then $3,000,000 per incident and $5,000,000 annual aggregate, and (c) if a LICENSED PRODUCT is being commercially distributed or sold by LICENSEE or by a SUBLICENSEE or agent of LICENSEE, $5,000,000 per incident and $10,000,000 annual aggregate, in each case naming the INDEMNITEES as additional insureds.

9.5

LICENSEE shall provide LABIOMED with written evidence of such insurance upon execution of this Agreement and annually thereafter. LICENSEE shall provide LABIOMED with written notice at least fifteen (15) days prior to the cancellation, non-renewal or material change in such insurance; if LICENSEE does not obtain replacement insurance providing comparable coverage within such fifteen (15) day period, LABIOMED shall have the right to terminate this Agreement effective at the end of such fifteen (15) day period without notice or any additional waiting periods.

9.6

LICENSEE shall maintain such commercial general liability insurance beyond the expiration or termination of this Agreement during

(a)

the period that any product, process, or service, relating to, or developed pursuant to, this Agreement is being commercially distributed or sold by LICENSEE or by a SUBLICENSEE or agent of LICENSEE and

(b)

a reasonable period after the period referred to in (a) above which in no event shall be less than fifteen (15) years.

10.

MISCELLANEOUS

10.1

LICENSEE shall not use LABIOMED’s name or insignia, or any adaptation of them, or the name of any of LABIOMED’s inventors in any advertising, promotional or sales literature, including without limitation press releases, without the prior written approval of LABIOMED.

10.2

Except as required by law, LICENSEE shall not disclose any terms or conditions of this Agreement to any third party without the prior consent of LABIOMED.

10.3

Any consent, notice or report required or permitted to be given or made under this Agreement by one of the parties hereto to the other party shall be in writing, delivered by any lawful means to such other party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and (except as otherwise provided in this Agreement) shall be effective upon receipt by the addressee.

If to LABIOMED:

__________________________

__________________________

__________________________

Attention:  ______________

If to LICENSEE:

Creative Medical Technologies, Inc.

2017 W. Peoria Ave.

Phoenix, AZ 85029

Attention:  Timothy Warbington

10.4

This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law principles thereof.

10.5

Without the prior written approval of LABIOMED in each instance, which approval is not unreasonably to be withheld, neither this Agreement nor the rights granted hereunder shall be transferred or assigned in whole or in part by LICENSEE to any party, whether voluntarily or involuntarily, by operation of law or otherwise. This Agreement shall be binding upon the respective successors, legal representatives and assignees of LABIOMED and LICENSEE.

10.6

LICENSEE shall comply with all applicable laws and regulations in the countries where LICENSED PRODUCTS are manufactured or sold.  In particular, it is understood and acknowledged that the transfer of certain commodities and technical data is subject to United States laws and regulations controlling the export of such commodities and technical data, including all Export Administration Regulations of the United States Department of Commerce.  These laws and regulations among other things, prohibit or require a license for the export of certain types of technical data to certain specified countries. LICENSEE hereby agrees and gives written assurance that it will comply with all United States laws and regulations controlling the export of commodities and technical data, that it will be solely responsible for any violation of such by LICENSEE and/or its SUBLICENSEES, and that it will defend and hold LABIOMED harmless in the event of any legal action of any nature occasioned by such violation.

10.7

LICENSEE shall obtain all regulatory approvals required in each country for the manufacture and sale of LICENSED PRODUCTS.

10.8

LICENSEE shall utilize appropriate patent and/or trademark marking on LICENSED PRODUCTS.

10.9

LICENSEE shall register or record this Agreement as is required by law or regulation in any country where the license is in effect.

10.10

No change, modification, extension, termination or waiver of this Agreement, or any of the provisions herein contained, shall be valid unless made in writing and signed by duly authorized representatives of the parties hereto.  The waiver by either party hereto of any right hereunder or the failure to perform or of a breach by the other party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other party whether of a similar nature or otherwise.

10.11

This Agreement constitutes the entire understanding between the parties and neither party shall be obligated by any condition or representation other than those expressly stated herein or as may be subsequently agreed to by the parties hereto in writing.

10.12

Should a court of competent jurisdiction hold any provision of this Agreement to be invalid, illegal, or unenforceable, and such holding is not reversed on appeal, it shall be considered severed from this Agreement. All other provisions, rights and obligations shall continue without regard to the severed provision, provided that the remaining provisions of this Agreement are in accordance with the intention of the parties.

10.13

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the Effective Date.

Los Angeles Biomedical Research Institute at Harbor-UCLA Medical Center

By: /s/ David I. Meyer

Name: David I. Meyer

Title: President and CEO

[LICENSEE]

By: /s/ Timothy Warbington

Name: Timothy Warbington

Title: Chief Executive Officer